Exhibit 99.1

CITIGROUP -- SUMMARY FINANCIAL INFORMATION REFLECTING	Historical - 4Q21
THE 1Q22 OPERATING SEGMENT AND REPORTING UNIT STRUCTURE	with Quarters

As previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2021 (2021 Annual Report on Form 10-K), Citi made management reporting changes to align with its vision and strategy, as part of its strategic refresh. In the first quarter of 2022, Citi revised its financial reporting structure to align with these management reporting changes to enable investors and others to better understand the performance of Citi’s businesses. For additional information on the management reporting changes and revised financial reporting structure, including revised segments and reporting units, please see page 6 of Citi’s 2021 Annual Report on Form 10-K.

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

													4Q21 Increase/		Full	Full	Full	FY 2021 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	Year	FY 2020 Increase/
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20	2019	2020	2021	(Decrease)

Total revenues, net of interest expense(1)(2)	$18,769	$18,947	$18,773	$18,578	$20,956	$20,036	$17,677	$16,832	$19,667	$17,753	$17,447	$17,017	(2%)	1%	$75,067	$75,501	$71,884	(5%)
Total operating expenses(1)(3)	10,777	10,689	10,663	10,654	10,868	10,730	11,339	11,437	11,413	11,471	11,777	13,532	15%	18%	42,783	44,374	48,193	9%
Net credit losses (NCLs)	1,948	1,963	1,913	1,944	2,059	2,161	1,919	1,472	1,748	1,320	961	866	(10%)	(41%)	7,768	7,611	4,895	(36%)
Credit reserve build / (release) for loans	(4)	126	149	179	4,318	5,829	12	(1,848)	(3,227)	(2,446)	(1,149)	(1,176)	(2%)	36%	450	8,311	(7,998)	NM
Provision / (release) for unfunded lending commitments	24	(15)	9	74	557	113	424	352	(626)	44	(13)	(193)	NM	NM	92	1,446	(788)	NM
Provisions for benefits and claims, HTM debt securities and other assets	12	19	17	25	26	94	29	(22)	50	16	9	38	NM	NM	73	127	113	(11%)
Provisions for credit losses and for benefits and claims	1,980	2,093	2,088	2,222	6,960	8,197	2,384	(46)	(2,055)	(1,066)	(192)	(465)	NM	NM	8,383	17,495	(3,778)	NM
Income from continuing operations before income taxes	6,012	6,165	6,022	5,702	3,128	1,109	3,954	5,441	10,309	7,348	5,862	3,950	(33%)	(27%)	23,901	13,632	27,469	NM
Income taxes(4)	1,275	1,373	1,079	703	580	52	777	1,116	2,332	1,155	1,193	771	(35%)	(31%)	4,430	2,525	5,451	NM
Income from continuing operations	4,737	4,792	4,943	4,999	2,548	1,057	3,177	4,325	7,977	6,193	4,669	3,179	(32%)	(26%)	19,471	11,107	22,018	98%
Income (loss) from discontinued operations, net of taxes	(2)	17	(15)	(4)	(18)	(1)	(7)	6	(2)	10	(1)	-	100%	(100%)	(4)	(20)	7	NM
Net income before noncontrolling interests	4,735	4,809	4,928	4,995	2,530	1,056	3,170	4,331	7,975	6,203	4,668	3,179	(32%)	(27%)	19,467	11,087	22,025	99%
Net income (loss) attributable to noncontrolling interests	25	10	15	16	(6)	-	24	22	33	10	24	6	(75%)	(73%)	66	40	73	83%
Citigroup's net income	$4,710	$4,799	$4,913	$4,979	$2,536	$1,056	$3,146	$4,309	$7,942	$6,193	$4,644	$3,173	(32%)	(26%)	$19,401	$11,047	$21,952	99%

Diluted earnings per share:
Income from continuing operations	$1.87	$1.94	$2.08	$2.15	$1.06	$0.38	$1.36	$1.92	$3.62	$2.84	$2.15	$1.46	(32%)	(24%)	$8.04	$4.73	$10.14	NM
Citigroup's net income	$1.87	$1.95	$2.07	$2.15	$1.06	$0.38	$1.36	$1.92	$3.62	$2.85	$2.15	$1.46	(32%)	(24%)	$8.04	$4.72	$10.14	NM
Shares (in millions):
Average basic	2,340.4	2,286.1	2,220.8	2,149.4	2,097.9	2,081.7	2,081.8	2,081.9	2,082.0	2,056.5	2,009.3	1,984.3	(1%)	(5%)	2,249.2	2,085.8	2,033.0	(3%)
Average diluted	2,342.4	2,289.0	2,237.1	2,166.8	2,113.7	2,084.3	2,094.3	2,095.7	2,096.6	2,073.0	2,026.2	2,001.6	(1%)	(4%)	2,265.3	2,099.0	2,049.4	(2%)
Common shares outstanding, at period end	2,312.5	2,259.1	2,183.2	2,114.1	2,081.8	2,081.9	2,082.0	2,082.1	2,067.0	2,026.8	1,984.3	1,984.4	-	(5%)

Preferred dividends	$262	$296	$254	$296	$291	$253	$284	$267	$292	$253	$266	$229	(14%)	(14%)	$1,109	$1,095	$1,040	(5%)

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$4,391	$4,436	$4,647	$4,653	$2,242	$793	$2,851	$4,014	$7,586	$5,889	$4,353	$2,924	(33%)	(27%)	$18,174	$9,899	$20,751	NM
Citigroup's net income	$4,389	$4,453	$4,632	$4,649	$2,224	$792	$2,844	$4,020	$7,584	$5,899	$4,352	$2,924	(33%)	(27%)	$18,171	$9,879	$20,758	NM

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$4,391	$4,436	$4,656	$4,661	$2,249	$793	$2,858	$4,021	$7,593	$5,897	$4,361	$2,932	(33%)	(27%)	$18,207	$9,930	$20,781	NM
Citigroup's net income	$4,389	$4,453	$4,641	$4,657	$2,231	$792	$2,851	$4,027	$7,591	$5,907	$4,360	$2,932	(33%)	(27%)	$18,204	$9,909	$20,788	NM

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(6)(7)	11.91%	11.89%	11.58%	11.79%	11.11%	11.50%	11.66%	11.51%	11.57%	11.77%	11.65%	12.25%			11.79%	11.51%	12.25%
Tier 1 Capital ratio(6)(7)	13.44%	13.40%	13.20%	13.33%	12.54%	12.98%	13.15%	13.06%	13.24%	13.28%	13.15%	13.91%			13.33%	13.06%	13.91%
Total Capital ratio(6)(7)	16.41%	16.33%	16.07%	15.87%	14.97%	15.45%	15.54%	15.33%	15.36%	15.58%	15.37%	16.04%			15.87%	15.33%	16.04%
Supplementary Leverage ratio (SLR)(7)(8)	6.43%	6.36%	6.27%	6.20%	5.96%	6.64%	6.82%	6.99%	6.95%	5.84%	5.80%	5.73%			6.20%	6.99%	5.73%
Return on average assets	0.98%	0.97%	0.97%	0.99%	0.49%	0.19%	0.55%	0.75%	1.39%	1.06%	0.79%	0.53%			0.98%	0.50%	0.94%
Return on average common equity	10.2%	10.1%	10.4%	10.6%	5.2%	1.8%	6.5%	9.1%	17.2%	13.0%	9.5%	6.4%			10.3%	5.7%	11.5%
Efficiency ratio (total operating expenses/total revenues, net)	57.4%	56.4%	56.8%	57.3%	51.9%	53.6%	64.1%	67.9%	58.0%	64.6%	67.5%	79.5%			57.0%	58.8%	67.0%

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$1,958.4	$1,988.2	$2,014.8	$1,951.2	$2,220.1	$2,232.8	$2,234.5	$2,260.1	$2,314.3	$2,327.9	$2,361.9	$2,291.4	(3%)	1%	$1,951.2	$2,260.1	$2,291.4
Total average assets	1,939.4	1,979.1	2,000.1	1,996.6	2,080.1	2,266.9	2,259.5	2,299.3	2,316.8	2,341.8	2,346.0	2,386.2	2%	4%	1,978.8	2,226.5	2,347.7	5%
Total deposits	1,030.4	1,045.6	1,087.8	1,070.6	1,184.9	1,233.7	1,262.6	1,280.7	1,301.0	1,310.3	1,347.5	1,317.2	(2%)	3%	1,070.6	1,280.7	1,317.2
Citigroup's stockholders' equity	196.3	197.4	196.4	193.2	192.7	191.7	193.9	199.4	202.5	202.2	200.9	202.0	1%	1%	193.2	199.4	202.0
Book value per share	77.09	79.40	81.02	82.90	83.92	83.45	84.48	86.43	88.18	90.86	92.16	92.21	-	7%	82.90	86.43	92.21
Tangible book value per share	65.55	67.64	69.03	70.39	71.69	71.20	71.95	73.67	75.50	77.87	79.07	79.16	-	7%	70.39	73.67	79.16

Direct staff (in thousands)	203	200	199	200	201	204	209	210	211	214	220	223	1%	6%	200	210	223

(1)
During the fourth quarter of 2021, Citi reclassified deposit insurance expenses from Interest expense to Other operating expenses for all periods presented. For additional information, see Note 1 to the Consolidated Financial Statements in Citi's 2021 Annual Report on Form 10-K.
(2)
The third quarter of 2021 includes an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi's agreement to sell its Australia consumer banking business.
(3)
The fourth quarter of 2021 includes approximately $1.052 billion in expenses (approximately $792 million after-tax), primarily related to charges incurred from the voluntary early retirement plan (VERP) in connection with the wind-down of Citi's consumer banking business in Korea.
(4)
2021 includes an approximate $600 million benefit from a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(5)
Not used.
(6)
Citi's regulatory ratios were derived under the Basel III Advanced Approaches framework as of March 31, 2021, and the Basel III Standardized Approach framework for the later periods presented. Citi's reportable Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. These reportable ratios reflect the more binding ratios under both the Standardized Approach and the Advanced Approaches under the Collins Amendment.
(7)
Commencing January 1, 2020, Citi has elected to apply the modified transition provision related to the impact of the CECL accounting standard on regulatory capital, as provided by the U.S. banking agencies’ September 2020 final rule. For additional information, see "Capital Resources" in Citi's 2021 Form 10-K.
(8)
Commencing with 2Q20 and continuing through 1Q21, Citigroup’s Total Leverage Exposure (the Supplementary Leverage Ratio denominator) temporarily excluded U.S. Treasuries and deposits at Federal Reserve Banks. For additional information, see “Capital Resources” in Citi’s 2021 Form 10-K.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

													4Q21 Increase/		Full	Full	Full	FY 2021 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	Year	FY 2020 Increase/
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20	2019	2020	2021	(Decrease)
Revenues
Interest revenue	$19,076	$19,712	$19,177	$18,545	$17,139	$14,589	$13,314	$13,047	$12,534	$12,463	$12,650	$12,828	1%	(2%)	$76,510	$58,089	$50,475	(13%)
Interest expense(1)	7,124	7,573	7,337	6,348	5,422	3,239	2,446	2,231	2,028	1,985	1,959	2,009	3%	(10%)	28,382	13,338	7,981	(40%)
Net interest income (NII)	11,952	12,139	11,840	12,197	11,717	11,350	10,868	10,816	10,506	10,478	10,691	10,819	1%	-	48,128	44,751	42,494	(5%)

Commissions and fees	2,926	2,881	2,906	3,033	3,021	2,933	2,753	2,678	3,670	3,374	3,399	3,229	(5%)	21%	11,746	11,385	13,672	20%
Principal transactions	2,804	1,874	2,802	1,412	5,261	4,157	2,508	1,959	3,913	2,304	2,233	1,704	(24%)	(13%)	8,892	13,885	10,154	(27%)
Administrative and other fiduciary fees	839	869	880	823	854	819	892	907	961	1,022	1,007	953	(5%)	5%	3,411	3,472	3,943	14%
Realized gains (losses) on investments	130	468	361	515	432	748	304	272	401	137	117	10	(91%)	(96%)	1,474	1,756	665	(62%)
Impairment losses on investments and other assets	(8)	(5)	(14)	(5)	(55)	(69)	(30)	(11)	(69)	(13)	(30)	(94)	NM	NM	(32)	(165)	(206)	(25%)
Provision for credit losses on AFS debt securities(2)	-	-	-	-	-	(8)	4	1	-	-	(1)	(2)	(100%)	NM	-	(3)	(3)	-
Other revenue (loss)	126	721	(2)	603	(274)	106	378	210	285	451	31	398	NM	90%	1,448	420	1,165	NM
Total non-interest revenues (NIR)	6,817	6,808	6,933	6,381	9,239	8,686	6,809	6,016	9,161	7,275	6,756	6,198	(8%)	3%	26,939	30,750	29,390	(4%)
Total revenues, net of interest expense	18,769	18,947	18,773	18,578	20,956	20,036	17,677	16,832	19,667	17,753	17,447	17,017	(2%)	1%	75,067	75,501	71,884	(5%)

Provisions for credit losses and for benefits and claims
Net credit losses	1,948	1,963	1,913	1,944	2,059	2,161	1,919	1,472	1,748	1,320	961	866	(10%)	(41%)	7,768	7,611	4,895	(36%)
Credit reserve build / (release) for loans	(4)	126	149	179	4,318	5,829	12	(1,848)	(3,227)	(2,446)	(1,149)	(1,176)	(2%)	36%	450	8,311	(7,998)	NM
Provision for credit losses on loans	1,944	2,089	2,062	2,123	6,377	7,990	1,931	(376)	(1,479)	(1,126)	(188)	(310)	(65%)	18%	8,218	15,922	(3,103)	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	-	-	-	-	6	31	(16)	(14)	(11)	4	(10)	14	NM	NM	-	7	(3)	NM
Provision for credit losses on other assets	-	-	-	-	(4)	48	(13)	(24)	9	(3)	(3)	(3)	-	88%	-	7	-	(100%)
Policyholder benefits and claims	12	19	17	25	24	15	58	16	52	15	22	27	23%	69%	73	113	116	3%
Provision for credit losses on unfunded lending commitments	24	(15)	9	74	557	113	424	352	(626)	44	(13)	(193)	NM	NM	92	1,446	(788)	NM
Total provisions for credit losses and for benefits and claims(3)	1,980	2,093	2,088	2,222	6,960	8,197	2,384	(46)	(2,055)	(1,066)	(192)	(465)	NM	NM	8,383	17,495	(3,778)	NM

Operating expenses
Compensation and benefits	5,658	5,381	5,329	5,065	5,654	5,624	5,595	5,341	6,001	5,982	6,058	7,093	17%	33%	21,433	22,214	25,134	13%
Premises and equipment	564	569	580	615	565	562	575	631	576	558	560	620	11%	(2%)	2,328	2,333	2,314	(1%)
Technology / communication	1,720	1,724	1,783	1,850	1,723	1,741	1,891	2,028	1,852	1,895	1,997	2,084	4%	3%	7,077	7,383	7,828	6%
Advertising and marketing	359	434	378	345	328	299	238	352	270	340	402	478	19%	36%	1,516	1,217	1,490	22%
Other operating(1)	2,476	2,581	2,593	2,779	2,598	2,504	3,040	3,085	2,714	2,696	2,760	3,257	18%	6%	10,429	11,227	11,427	2%
Total operating expenses	10,777	10,689	10,663	10,654	10,868	10,730	11,339	11,437	11,413	11,471	11,777	13,532	15%	18%	42,783	44,374	48,193	9%

Income from continuing operations before income taxes	6,012	6,165	6,022	5,702	3,128	1,109	3,954	5,441	10,309	7,348	5,862	3,950	(33%)	(27%)	23,901	13,632	27,469	NM
Provision for income taxes(4)	1,275	1,373	1,079	703	580	52	777	1,116	2,332	1,155	1,193	771	(35%)	(31%)	4,430	2,525	5,451	NM

Income (loss) from continuing operations	4,737	4,792	4,943	4,999	2,548	1,057	3,177	4,325	7,977	6,193	4,669	3,179	(32%)	(26%)	19,471	11,107	22,018	98%
Discontinued operations
Income (loss) from discontinued operations	(2)	(10)	(15)	(4)	(18)	(1)	(7)	6	(2)	10	(1)	-	100%	(100%)	(31)	(20)	7	NM
Provision (benefit) for income taxes	-	(27)	-	-	-	-	-	-	-	-	-	-	-	-	(27)	-	-	-
Income (loss) from discontinued operations, net of taxes	(2)	17	(15)	(4)	(18)	(1)	(7)	6	(2)	10	(1)	-	100%	(100%)	(4)	(20)	7	NM

Net income before noncontrolling interests	4,735	4,809	4,928	4,995	2,530	1,056	3,170	4,331	7,975	6,203	4,668	3,179	(32%)	(27%)	19,467	11,087	22,025	99%

Net income (loss) attributable to noncontrolling interests	25	10	15	16	(6)	-	24	22	33	10	24	6	(75%)	(73%)	66	40	73	83%
Citigroup's net income	$4,710	$4,799	$4,913	$4,979	$2,536	$1,056	$3,146	$4,309	$7,942	$6,193	$4,644	$3,173	(32%)	(26%)	$19,401	$11,047	$21,952	99%

(1)See footnote 1 on page 1.
(2)This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(3)This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(4)See footnote 4 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

													4Q21 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,448	$24,997	$24,086	$23,967	$23,755	$22,889	$25,308	$26,349	$26,204	$27,117	$28,906	$27,515	(5%)	4%
Deposits with banks, net of allowance	181,445	178,246	196,357	169,952	262,165	286,884	298,387	283,266	298,478	272,121	294,902	234,518	(20%)	(17%)
Securities borrowed and purchased under agreements to resell, net of allowance	264,495	259,769	261,125	251,322	262,536	282,917	289,358	294,712	315,072	309,047	337,696	327,288	(3%)	11%
Brokerage receivables, net of allowance	44,500	50,027	54,215	39,857	68,555	51,633	51,610	44,806	60,465	61,138	59,487	54,340	(9%)	21%
Trading account assets	286,511	306,831	306,824	276,140	365,000	362,311	348,209	375,079	360,659	370,950	342,914	331,945	(3%)	(11%)
Investments
Available-for-sale debt securities, net of allowance	275,132	273,435	275,425	280,265	308,219	342,256	343,690	335,084	304,036	302,977	295,573	288,522	(2%)	(14%)
Held-to-maturity debt securities, net of allowance	66,842	68,693	75,841	80,775	82,315	83,332	96,065	104,943	161,742	176,742	198,056	216,963	10%	NM
Equity securities	7,307	7,574	7,117	7,523	8,349	7,665	7,769	7,332	7,181	7,344	7,220	7,337	2%	-
Total investments	349,281	349,702	358,383	368,563	398,883	433,253	447,524	447,359	472,959	487,063	500,849	512,822	2%	15%
Loans, net of unearned income
Consumer(1)	374,811	382,677	385,795	400,938	381,870	373,263	374,608	386,474	375,532	380,804	369,292	376,534	2%	(3%)
Corporate(2)	307,535	305,993	305,948	298,545	339,150	312,029	292,303	289,409	290,456	296,030	295,472	291,233	(1%)	1%
Loans, net of unearned income	682,346	688,670	691,743	699,483	721,020	685,292	666,911	675,883	665,988	676,834	664,764	667,767	-	(1%)
Allowance for credit losses on loans (ACLL)	(12,329)	(12,466)	(12,530)	(12,783)	(20,380)	(26,298)	(26,426)	(24,956)	(21,638)	(19,238)	(17,715)	(16,455)	7%	34%
Total loans, net	670,017	676,204	679,213	686,700	700,640	658,994	640,485	650,927	644,350	657,596	647,049	651,312	1%	-
Goodwill	22,037	22,065	21,822	22,126	21,264	21,399	21,624	22,162	21,905	22,060	21,573	21,299	(1%)	(4%)
Intangible assets (including MSRs)	5,196	5,026	4,844	4,822	4,560	4,451	4,804	4,747	4,741	4,687	4,553	4,495	(1%)	(5%)
Other assets, net of allowance	110,483	115,359	107,933	107,709	112,756	108,068	107,150	110,683	109,433	116,089	123,947	125,879	2%	14%
Total assets	$1,958,413	$1,988,226	$2,014,802	$1,951,158	$2,220,114	$2,232,799	$2,234,459	$2,260,090	$2,314,266	$2,327,868	$2,361,876	$2,291,413	(3%)	1%

Liabilities
Non-interest-bearing deposits in U.S. offices	$101,354	$95,659	$99,731	$98,811	$113,371	$115,386	$121,183	$126,942	$138,192	$149,373	$145,103	$158,552	9%	25%
Interest-bearing deposits in U.S. offices	373,339	382,738	407,872	401,418	462,327	490,823	497,487	503,213	497,335	485,589	567,902	543,283	(4%)	8%
Total U.S. deposits	474,693	478,397	507,603	500,229	575,698	606,209	618,670	630,155	635,527	634,962	713,005	701,835	(2%)	11%
Non-interest-bearing deposits in offices outside the U.S.	80,594	82,750	82,723	85,692	85,439	87,479	94,208	100,543	101,662	101,723	94,016	97,270	3%	(3%)
Interest-bearing deposits in offices outside the U.S.	475,068	484,460	497,443	484,669	523,774	539,972	549,745	549,973	563,786	573,596	540,507	518,125	(4%)	(6%)
Total international deposits	555,662	567,210	580,166	570,361	609,213	627,451	643,953	650,516	665,448	675,319	634,523	615,395	(3%)	(5%)

Total deposits	1,030,355	1,045,607	1,087,769	1,070,590	1,184,911	1,233,660	1,262,623	1,280,671	1,300,975	1,310,281	1,347,528	1,317,230	(2%)	3%
Securities loaned and sold under agreements to resell	190,372	181,133	195,047	166,339	222,324	215,722	207,227	199,525	219,168	221,817	209,184	191,285	(9%)	(4%)
Brokerage payables	62,656	69,839	63,342	48,601	74,368	60,567	54,328	50,484	60,907	59,416	60,501	61,430	2%	22%
Trading account liabilities	136,392	136,294	135,596	119,894	163,995	149,264	146,990	168,027	179,117	174,706	179,286	161,529	(10%)	(4%)
Short-term borrowings	39,322	42,442	35,230	45,049	54,951	40,156	37,439	29,514	32,087	31,462	29,683	27,973	(6%)	(5%)
Long-term debt	243,566	252,189	242,238	248,760	266,098	279,775	273,254	271,686	256,335	264,575	258,274	254,374	(2%)	(6%)
Other liabilities(3)	58,735	62,612	58,510	57,979	60,141	61,269	58,003	59,983	62,404	62,701	75,810	74,920	(1%)	25%
Total liabilities	$1,761,398	$1,790,116	$1,817,732	$1,757,212	$2,026,788	$2,040,413	$2,039,864	$2,059,890	$2,110,993	$2,124,958	$2,160,266	$2,088,741	(3%)	1%

Equity
Stockholders' equity
Preferred stock	$17,980	$17,980	$19,480	$17,980	$17,980	$17,980	$17,980	$19,480	$20,280	$17,995	$17,995	$18,995	6%	(2%)
Common stock	31	31	31	31	31	31	31	31	31	31	31	31	-	-
Additional paid-in capital	107,551	107,657	107,741	107,840	107,550	107,668	107,764	107,846	107,694	107,820	107,922	108,003	-	-
Retained earnings	154,859	158,321	161,797	165,369	163,782	163,515	165,303	168,272	174,816	179,686	183,024	184,948	1%	10%
Treasury stock, at cost	(47,861)	(51,427)	(56,541)	(61,660)	(64,147)	(64,143)	(64,137)	(64,129)	(65,261)	(68,253)	(71,246)	(71,240)	-	(11%)
Accumulated other comprehensive income (loss) (AOCI)(4)	(36,308)	(35,203)	(36,135)	(36,318)	(32,521)	(33,345)	(33,065)	(32,058)	(35,011)	(35,120)	(36,851)	(38,765)	(5%)	(21%)
Total common equity	$178,272	$179,379	$176,893	$175,262	$174,695	$173,726	$175,896	$179,962	$182,269	$184,164	$182,880	$182,977	-	2%

Total Citigroup stockholders' equity	$196,252	$197,359	$196,373	$193,242	$192,675	$191,706	$193,876	$199,442	$202,549	$202,159	$200,875	$201,972	1%	1%
Noncontrolling interests	763	751	697	704	651	680	719	758	724	751	735	700	(5%)	(8%)
Total equity	197,015	198,110	197,070	193,946	193,326	192,386	194,595	200,200	203,273	202,910	201,610	202,672	1%	1%
Total liabilities and equity	$1,958,413	$1,988,226	$2,014,802	$1,951,158	$2,220,114	$2,232,799	$2,234,459	$2,260,090	$2,314,266	$2,327,868	$2,361,876	$2,291,413	(3%)	1%

(1)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(2)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico/SBMM.
(3)	Includes allowance for credit losses for unfunded lending commitments.
(4)	As discussed in note 2 on page 1, Citi's third quarter of 2021 results include an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi’s agreement to sell its Australia consumer banking business. The loss primarily reflects the impact of an approximate $625 million ($475 million (after-tax)) currency translation adjustment (CTA) loss (net of hedges) at September 30, 2021, and December 31, 2021, already reflected in the Accumulated Other Comprehensive Income (AOCI) component of equity. Upon closing, the CTA balance will be removed from the AOCI component of equity, resulting in a neutral impact from CTA to Citi’s Common Equity Tier 1 Capital.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	4Q21 Increase/ (Decrease) from		Full Year	Full Year	Full Year	FY 2021 vs. FY 2020 Increase/
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20	2019	2020	2021	(Decrease)
Net Revenues
Institutional Clients Group	$9,207	$9,255	$9,051	$8,596	$11,615	$11,327	$9,605	$8,546	$11,388	$9,549	$9,991	$8,908	(11%)	4%	$36,109	$41,093	$39,836	(3%)
Personal Banking and Wealth Management	6,493	6,418	6,633	6,670	6,797	6,223	6,038	6,082	5,992	5,698	5,852	5,785	(1%)	(5%)	26,214	25,140	23,327	(7%)
Legacy Franchises	2,772	2,830	2,767	2,877	2,418	2,360	2,337	2,339	2,243	2,279	1,536	2,193	43%	(6%)	11,246	9,454	8,251	(13%)
Corporate/Other	297	444	322	435	126	126	(303)	(135)	44	227	68	131	93%	NM	1,498	(186)	470	NM

Total net revenues	$18,769	$18,947	$18,773	$18,578	$20,956	$20,036	$17,677	$16,832	$19,667	$17,753	$17,447	$17,017	(2%)	1%	$75,067	$75,501	$71,884	(5%)

Income from continuing operations
Institutional Clients Group	$3,085	$3,109	$2,901	$2,571	$3,504	$1,816	$2,782	$2,709	$5,430	$3,433	$3,115	$2,330	(25%)	(14%)	$11,666	$10,811	$14,308	32%
Personal Banking and Wealth Management	1,194	1,131	1,347	1,375	(668)	(462)	1,038	1,414	2,420	1,805	1,896	1,613	(15%)	14%	5,047	1,322	7,734	NM
Legacy Franchises	410	417	342	411	(285)	(291)	40	394	320	492	(201)	(620)	NM	NM	1,580	(142)	(9)	94%
Corporate/Other	48	135	353	642	(3)	(6)	(683)	(192)	(193)	463	(141)	(144)	(2%)	25%	1,178	(884)	(15)	98%

Income from continuing operations	$4,737	$4,792	$4,943	$4,999	$2,548	$1,057	$3,177	$4,325	$7,977	$6,193	$4,669	$3,179	(32%)	(26%)	$19,471	$11,107	$22,018	98%

Discontinued operations	(2)	17	(15)	(4)	(18)	(1)	(7)	6	(2)	10	(1)	—	100%	(100%)	(4)	(20)	7	NM

Net income attributable to noncontrolling interests	25	10	15	16	(6)	—	24	22	33	10	24	6	(75%)	(73%)	66	40	73	83%

Net income	$4,710	$4,799	$4,913	$4,979	$2,536	$1,056	$3,146	$4,309	$7,942	$6,193	$4,644	$3,173	(32%)	(26%)	$19,401	$11,047	$21,952	99%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

													4Q21 Increase/		Full	Full	Full	FY 2021 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	Year	FY 2020 Increase/
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20	2019	2020	2021	(Decrease)

Commissions and fees	$1,044	$988	$1,022	$1,017	$1,094	$920	$974	$973	$1,110	$1,071	$1,055	$1,064	1%	9%	$4,071	$3,961	$4,300	9%
Administration and other fiduciary fees	559	588	575	534	553	559	618	618	657	698	676	662	(2%)	7%	2,256	2,348	2,693	15%
Investment banking	1,105	1,094	1,038	1,177	1,226	1,517	1,138	1,101	1,787	1,568	1,685	1,669	(1%)	52%	4,414	4,982	6,709	35%
Principal transactions	2,547	1,864	2,519	1,326	5,228	3,797	2,201	1,690	3,745	2,135	2,229	1,654	(26%)	(2%)	8,256	12,916	9,763	(24%)
Other	279	716	316	503	(120)	420	596	240	356	317	608	91	(85%)	(62%)	1,814	1,136	1,372	21%
Total non-interest revenue	5,534	5,250	5,470	4,557	7,981	7,213	5,527	4,622	7,655	5,789	6,253	5,140	(18%)	11%	20,811	25,343	24,837	(2%)
Net interest income (including dividends)	3,673	4,005	3,581	4,039	3,634	4,114	4,078	3,924	3,733	3,760	3,738	3,768	1%	(4%)	15,298	15,750	14,999	(5%)
Total revenues, net of interest expense	9,207	9,255	9,051	8,596	11,615	11,327	9,605	8,546	11,388	9,549	9,991	8,908	(11%)	4%	36,109	41,093	39,836	(3%)
Total operating expenses	5,238	5,175	5,254	5,078	5,465	5,635	5,551	5,685	5,932	5,829	5,963	6,225	4%	9%	20,745	22,336	23,949	7%
Net credit losses on loans	62	71	95	107	126	273	296	182	175	68	31	82	NM	(55%)	335	877	356	(59%)
Credit reserve build / (release) for loans	(71)	48	25	54	965	3,000	(256)	(1,127)	(1,103)	(812)	14	(192)	NM	83%	56	2,582	(2,093)	NM
Provision for credit losses on unfunded lending commitments	23	(14)	8	74	545	78	405	362	(606)	47	(13)	(181)	NM	NM	91	1,390	(753)	NM
Provisions for credit losses for HTM debt securities and other assets	-	-	-	-	7	54	(17)	(24)	(5)	3	(8)	10	NM	NM	-	20	-	(100%)
Provision for credit losses	14	105	128	235	1,643	3,405	428	(607)	(1,539)	(694)	24	(281)	NM	54%	482	4,869	(2,490)	NM
Income from continuing operations before taxes	3,955	3,975	3,669	3,283	4,507	2,287	3,626	3,468	6,995	4,414	4,004	2,964	(26%)	(15%)	14,882	13,888	18,377	32%
Income taxes	870	866	768	712	1,003	471	844	759	1,565	981	889	634	(29%)	(16%)	3,216	3,077	4,069	32%
Income from continuing operations	3,085	3,109	2,901	2,571	3,504	1,816	2,782	2,709	5,430	3,433	3,115	2,330	(25%)	(14%)	11,666	10,811	14,308	32%
Noncontrolling interests	11	10	8	11	(1)	5	24	22	37	12	24	10	(58%)	(55%)	40	50	83	66%
Net income	$3,074	$3,099	$2,893	$2,560	$3,505	$1,811	$2,758	$2,687	$5,393	$3,421	$3,091	$2,320	(25%)	(14%)	$11,626	$10,761	$14,225	32%
EOP assets (in billions)	$1,360	$1,385	$1,409	$1,317	$1,584	$1,579	$1,559	$1,592	$1,636	$1,654	$1,670	$1,613	(3%)	1%	$1,317	$1,592	$1,613	1%
Average assets (in billions)	1,348	1,383	1,396	1,380	1,443	1,617	1,590	1,614	1,649	1,667	1,660	1,698	2%	5%	1,377	$1,566	$1,669	7%
Return on average assets	0.92%	0.90%	0.82%	0.74%	0.98%	0.45%	0.69%	0.66%	1.33%	0.82%	0.74%	0.54%			0.84%	0.69%	0.85%
Efficiency ratio	57%	56%	58%	59%	47%	50%	58%	67%	52%	61%	60%	70%			57%	54%	60%

Revenue by Reporting Unit
Services	$3,295	$3,425	$3,364	$3,370	$3,203	$3,056	$3,215	$3,252	$3,000	$3,140	$3,141	$3,258	4%	-	$13,454	$12,726	$12,539	(1%)
Markets	4,252	4,095	4,006	3,392	6,025	6,455	4,720	3,933	5,933	4,255	4,387	3,343	(24%)	(15%)	15,745	21,133	17,918	(15%)
Banking	1,660	1,735	1,681	1,834	2,387	1,816	1,670	1,361	2,455	2,154	2,463	2,307	(6%)	70%	6,910	7,234	9,379	30%
Total revenues, net of interest expense	$9,207	$9,255	$9,051	$8,596	$11,615	$11,327	$9,605	$8,546	$11,388	$9,549	$9,991	$8,908	(11%)	4%	$36,109	$41,093	$39,836	(3%)

Revenue by region
North America	$2,860	$3,204	$2,839	$2,913	$4,507	$4,554	$3,544	$2,932	$4,475	$3,279	$3,727	$3,278	(12%)	12%	$11,816	$15,537	$14,759	(5%)
EMEA	3,053	2,853	3,028	2,627	3,352	3,281	2,984	2,777	3,602	3,127	2,981	2,705	(9%)	(3%)	11,561	12,394	12,415	-
Latin America	1,117	1,158	1,135	1,144	1,279	1,080	1,002	932	1,000	1,035	1,129	1,113	(1%)	19%	4,554	4,293	4,277	-
Asia	2,177	2,040	2,049	1,912	2,477	2,412	2,075	1,905	2,311	2,108	2,154	1,812	(16%)	(5%)	8,178	8,869	8,385	(5%)
Total revenues, net of interest expense	$9,207	$9,255	$9,051	$8,596	$11,615	$11,327	$9,605	$8,546	$11,388	$9,549	$9,991	$8,908	(11%)	4%	$36,109	$41,093	$39,836	(3%)

Income (loss) from continuing operations by region
North America	$589	$877	$640	$744	$909	$594	$859	$643	$2,529	$1,074	$718	$768	7%	19%	$2,850	$3,005	$5,089	69%
EMEA	1,083	966	1,015	636	1,003	453	916	805	1,440	1,101	990	672	(32%)	(17%)	3,700	3,177	4,203	32%
Latin America	481	472	444	507	503	(69)	239	676	500	507	580	473	(18%)	(30%)	1,904	1,349	2,060	53%
Asia	932	794	802	684	1,089	838	768	585	961	751	827	417	(50%)	(29%)	3,212	3,280	2,956	(10%)
Income from continuing operations	$3,085	$3,109	$2,901	$2,571	$3,504	$1,816	$2,782	$2,709	$5,430	$3,433	$3,115	$2,330	(25%)	(14%)	$11,666	$10,811	$14,308	32%

EOP loans by region (in billions)
North America	$129	$129	$128	$126	$155	$135	$125	$125	$126	$128	$128	$126	(2%)	1%	$126	$125	$126	1%
EMEA	77	79	82	77	83	78	76	77	77	78	77	76	(1%)	(1%)	77	77	76	(1%)
Latin America	33	31	30	31	34	35	30	26	25	26	25	26	4%	-	31	26	26	-
Asia	60	58	58	57	60	57	55	54	56	58	59	57	(3%)	6%	57	54	57	6%
Total	$299	$297	$298	$291	$332	$305	$286	$282	$284	$290	$289	$285	(1%)	1%	$291	$282	$285	1%

Average loans by region (in billions)
North America	$124	$127	$127	$128	$130	$147	$129	$123	$123	$127	$128	$130	2%	6%	$126	$131	$127	(3%)
EMEA	75	76	78	79	77	81	77	75	78	77	77	75	(3%)	-	77	78	77	(1%)
Latin America	34	32	31	30	31	35	33	28	25	26	26	25	(4%)	(11%)	32	32	26	(19%)
Asia	62	59	58	57	57	59	56	54	55	57	58	59	2%	9%	59	57	57	-
Total	$295	$294	$294	$294	$295	$322	$295	$280	$281	$287	$289	$289	-	3%	$294	$298	$287	(4%)

EOP deposits by region (in billions)
North America	$280	$291	$324	$302	$374	$398	$397	$384	$385	$379	$408	$383	(6%)	-%	$302	$384	$383	-
EMEA	175	174	172	167	185	186	192	191	205	204	200	193	(4%)	1%	167	191	193	1%
Latin America	28	28	28	30	30	32	35	35	37	37	39	38	(3%)	7%	30	35	38	7%
Asia	145	151	156	150	168	166	169	172	171	178	186	176	(5%)	3%	150	172	176	3%
Total	$628	$644	$681	$649	$758	$782	$792	$782	$798	$799	$833	$789	(5%)	1%	$649	$782	$789	1%

Average deposits by region (in billions)
North America	$280	$287	$308	$321	$331	$410	$412	$413	$393	$393	$404	$416	3%	1%	$298	$391	$402	3%
EMEA	167	175	174	171	172	186	191	193	198	207	204	206	1%	7%	172	186	204	10%
Latin America	28	28	29	30	30	33	35	35	35	37	38	38	-	9%	29	33	37	12%
Asia	148	151	152	155	159	169	170	181	183	181	185	192	4%	6%	152	170	185	9%
Total	$623	$641	$663	$677	$692	$798	$808	$822	$809	$818	$831	$852	3%	4%	$651	$780	$828	6%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

													4Q21 Increase/		Full	Full	Full	FY 2021 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	Year	FY 2020 Increase/
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20	2019	2020	2021	(Decrease)
Services:
Net interest income	$1,983	$2,005	$1,995	$2,030	$1,883	$1,859	$1,910	$1,909	$1,617	$1,640	$1,613	$1,682	4%	(12%)	$8,013	$7,561	$6,552	(13%)
Non-interest revenue	1,312	1,420	1,369	1,340	1,320	1,197	1,305	1,343	1,383	1,500	1,528	1,576	3%	17%	5,441	5,165	5,987	16%
Total Services revenues	$3,295	$3,425	$3,364	$3,370	$3,203	$3,056	$3,215	$3,252	$3,000	$3,140	$3,141	$3,258	4%	-	$13,454	$12,726	$12,539	(1%)

Net interest income	$1,686	$1,689	$1,671	$1,710	$1,592	$1,617	$1,654	$1,642	$1,405	$1,427	$1,389	$1,444	4%	(12%)	$6,756	$6,505	$5,665	(13%)
Non-interest revenue	811	870	850	847	804	671	750	779	783	858	908	960	6%	23%	3,378	3,004	3,509	17%
Treasury and trade solutions	$2,497	$2,559	$2,521	$2,557	$2,396	$2,288	$2,404	$2,421	$2,188	$2,285	$2,297	$2,404	5%	(1%)	$10,134	$9,509	$9,174	(4%)

Net interest income	$297	$316	$324	$320	$291	$242	$256	$267	$212	$213	$224	$238	6%	(11%)	$1,257	$1,056	$887	(16%)
Non-interest revenue	501	550	519	493	516	526	555	564	600	642	620	616	(1%)	9%	2,063	2,161	2,478	15%
Securities services	$798	$866	$843	$813	$807	$768	$811	$831	$812	$855	$844	$854	1%	3%	$3,320	$3,217	$3,365	5%

Markets:
Net interest income	$807	$1,168	$765	$1,160	$1,024	$1,473	$1,406	$1,298	$1,309	$1,379	$1,265	$1,250	(1%)	(4%)	$3,900	$5,201	$5,203	-
Non-interest revenue	3,445	2,927	3,241	2,232	5,001	4,982	3,314	2,635	4,624	2,876	3,122	2,093	(33%)	(21%)	11,845	15,932	12,715	(20%)
Total Markets revenues	$4,252	$4,095	$4,006	$3,392	$6,025	$6,455	$4,720	$3,933	$5,933	$4,255	$4,387	$3,343	(24%)	(15%)	$15,745	$21,133	$17,918	(15%)

Fixed income markets	$3,272	$3,156	$3,099	$2,750	$4,689	$5,601	$3,723	$3,046	$4,346	$3,111	$3,040	$2,425	(20%)	(20%)	$12,277	$17,059	$12,922	(24%)
Equity markets	980	939	907	642	1,336	854	997	887	1,587	1,144	1,347	918	(32%)	3%	3,468	4,074	4,996	23%
Total Markets revenues	$4,252	$4,095	$4,006	$3,392	$6,025	$6,455	$4,720	$3,933	$5,933	$4,255	$4,387	$3,343	(24%)	(15%)	$15,745	$21,133	$17,918	(15%)

Rates and currencies	$2,364	$2,088	$2,468	$2,199	$4,015	$3,566	$2,503	$1,992	$3,024	$1,978	$2,112	$1,721	(19%)	(14%)	$9,119	$12,076	$8,835	(27%)
Spread products / other fixed income	908	1,068	631	551	674	2,035	1,220	1,054	1,322	1,133	928	704	(24%)	(33%)	3,158	4,983	4,087	(18%)
Total fixed income markets revenues	$3,272	$3,156	$3,099	$2,750	$4,689	$5,601	$3,723	$3,046	$4,346	$3,111	$3,040	$2,425	(20%)	(20%)	$12,277	$17,059	$12,922	(24%)

Banking:
Net interest income	$883	$832	$821	$849	$727	$782	$762	$717	$807	$741	$860	$836	(3%)	17%	$3,385	$2,988	$3,244	9%
Non-interest revenue	777	903	860	985	1,660	1,034	908	644	1,648	1,413	1,603	1,471	(8%)	NM	3,525	4,246	6,135	44%
Total Banking revenues, including gain/(loss) on loan hedges	$1,660	$1,735	$1,681	$1,834	$2,387	$1,816	$1,670	$1,361	$2,455	$2,154	$2,463	$2,307	(6%)	70%	$6,910	$7,234	$9,379	30%
Investment banking
Advisory	$378	$232	$276	$373	$386	$229	$163	$232	$281	$405	$539	$571	6%	NM	$1,259	$1,010	$1,796	78%
Equity underwriting	129	268	203	210	140	456	435	392	835	484	468	462	(1%)	18%	810	1,423	2,249	58%
Debt underwriting	559	504	424	523	438	810	518	407	682	614	770	520	(32%)	28%	2,010	2,173	2,586	19%
Total investment banking	1,066	1,004	903	1,106	964	1,495	1,116	1,031	1,798	1,503	1,777	1,553	(13%)	51%	4,079	4,606	6,631	44%
Corporate lending - excluding gain/(loss) on loan hedges(1)	825	806	811	821	626	747	676	638	735	688	732	733	-	15%	3,263	2,687	2,888	7%
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$1,891	$1,810	$1,714	$1,927	$1,590	$2,242	$1,792	$1,669	$2,533	$2,191	$2,509	$2,286	(9%)	37%	$7,342	$7,293	$9,519	31%
Gain/(loss) on loan hedges(1)	(231)	(75)	(33)	(93)	797	(426)	(122)	(308)	(78)	(37)	(46)	21	NM	NM	(432)	(59)	(140)	NM
Total Banking revenues including g/(l) on loan hedges(1)	$1,660	$1,735	$1,681	$1,834	$2,387	$1,816	$1,670	$1,361	$2,455	$2,154	$2,463	$2,307	(6%)	70%	$6,910	$7,234	$9,379	30%
Total ICG revenues, net of interest expense	$9,207	$9,255	$9,051	$8,596	$11,615	$11,327	$9,605	$8,546	$11,388	$9,549	$9,991	$8,908	(11%)	4%	$36,109	$41,093	$39,836	(3%)
Taxable-equivalent adjustments(2)	119	120	137	132	101	103	119	151	114	181	105	159	51%	5%	508	474	559	18%

Total ICG revenues - including taxable-equivalent adjustments(2)	$9,326	$9,375	$9,188	$8,728	$11,716	$11,430	$9,724	$8,697	$11,502	$9,730	$10,096	$9,067	(10%)	4%	$36,617	$41,567	$40,395	(3%)

(1)	Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.
(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

													4Q21 Increase/		Full	Full	Full	FY 2021 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	Year	FY 2020 Increase/
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20	2019	2020	2021	(Decrease)

Net interest income	$5,751	$5,744	$5,909	$5,919	$5,905	$5,598	$5,391	$5,432	$5,165	$4,985	$5,174	$5,322	3%	(2%)	$23,323	$22,326	$20,646	(8%)
Non-interest revenue	742	674	724	751	892	625	647	650	827	713	678	463	(32%)	(29%)	2,891	2,814	2,681	(5%)
Total revenues, net of interest expense	6,493	6,418	6,633	6,670	6,797	6,223	6,038	6,082	5,992	5,698	5,852	5,785	(1%)	(5%)	26,214	25,140	23,327	(7%)
Total operating expenses	3,421	3,456	3,371	3,313	3,456	3,255	3,372	3,516	3,422	3,547	3,624	4,017	11%	14%	13,561	13,599	14,610	7%
Net credit losses on loans	1,452	1,460	1,384	1,448	1,524	1,522	1,250	933	990	862	641	568	(11%)	(39%)	5,744	5,229	3,061	(41%)
Credit reserve build / (release) for loans	117	75	147	123	2,711	2,033	66	(197)	(1,542)	(1,040)	(836)	(866)	(4%)	NM	462	4,613	(4,284)	NM
Provision for credit losses on unfunded lending commitments	2	4	2	-	4	23	9	(10)	(11)	5	(7)	(3)	57%	70%	8	26	(16)	NM
Provisions for benefits and claims, and other assets	6	6	4	2	5	20	(2)	(6)	6	3	1	5	NM	NM	18	17	15	(12%)
Provisions for credit losses and for benefits and claims (PBC)	1,577	1,545	1,537	1,573	4,244	3,598	1,323	720	(557)	(170)	(201)	(296)	(47%)	NM	6,232	9,885	(1,224)	NM
Income (loss) from continuing operations before taxes	1,495	1,417	1,725	1,784	(903)	(630)	1,343	1,846	3,127	2,321	2,429	2,064	(15%)	12%	6,421	1,656	9,941	NM
Income taxes (benefits)	301	286	378	409	(235)	(168)	305	432	707	516	533	451	(15%)	4%	1,374	334	2,207	NM
Income (loss) from continuing operations	1,194	1,131	1,347	1,375	(668)	(462)	1,038	1,414	2,420	1,805	1,896	1,613	(15%)	14%	5,047	1,322	7,734	NM
Noncontrolling interests	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net income (loss)	$1,194	$1,131	$1,347	$1,375	$(668)	$(462)	$1,038	$1,414	$2,420	$1,805	$1,896	$1,613	(15%)	14%	$5,047	$1,322	$7,734	NM
EOP assets (in billions)	$380	$390	$396	$417	$435	$452	$469	$453	$461	$452	$477	$464	(3%)	2%	$417	$453	$464	2%
Average assets (in billions)	380	384	393	403	426	449	465	474	458	458	474	476	-	-	390	454	467	3%
Return on average assets	1.27%	1.18%	1.36%	1.35%	(0.63%)	(0.41%)	0.89%	1.19%	2.14%	1.58%	1.59%	1.34%			1.29%	0.29%	1.66%
Efficiency ratio	53%	54%	51%	50%	51%	52%	56%	58%	57%	62%	62%	69%			52%	54%	63%

Revenue by Reporting Unit
Branded cards	$2,200	$2,202	$2,339	$2,444	$2,354	$2,226	$2,075	$2,144	$2,104	$1,968	$2,045	$2,073	1%	(3%)	$9,185	$8,799	$8,190	(7%)
Retail services	1,677	1,613	1,717	1,709	1,752	1,409	1,364	1,440	1,305	1,210	1,277	1,290	1%	(10%)	6,716	5,965	5,082	(15%)
Retail banking	692	707	693	684	710	704	696	680	635	618	629	624	(1%)	(8%)	2,776	2,790	2,506	(10%)
U.S. Personal Banking	4,569	4,522	4,749	4,837	4,816	4,339	4,135	4,264	4,044	3,796	3,951	3,987	1%	(6%)	18,677	17,554	15,778	(10%)
Global Wealth Management	1,924	1,896	1,884	1,833	1,981	1,884	1,903	1,818	1,948	1,902	1,901	1,798	(5%)	(1%)	7,537	7,586	7,549	-
Total	$6,493	$6,418	$6,633	$6,670	$6,797	$6,223	$6,038	$6,082	$5,992	$5,698	$5,852	$5,785	(1%)	(5%)	$26,214	$25,140	$23,327	(7%)

EOP loans by Reporting Unit (in billions)
U.S. Personal Banking	$174	$178	$179	$187	$175	$167	$164	$168	$157	$159	$159	$167	5%	(1%)	$187	$168	$167	(1%)
Global Wealth Management	119	123	127	132	133	133	137	141	145	150	150	151	1%	7%	132	141	151	7%
Total	$292	$301	$306	$319	$308	$300	$301	$309	$302	$309	$309	$318	3%	3%	$319	$309	$318	3%

Average loans by Reporting Unit (in billions)
U.S. Personal Banking	$176	$175	$177	$181	$180	$168	$164	$164	$159	$157	$158	$162	3%	(1%)	$177	$169	$159	(6%)
Global Wealth Management	117	120	125	129	133	132	136	139	144	147	151	150	(1%)	8%	123	135	148	10%
Total	$293	$295	$302	$310	$313	$300	$300	$303	$303	$304	$309	$312	1%	3%	$300	$304	$307	1%

EOP deposits by Reporting Unit (in billions)
U.S. Personal Banking	$83	$82	$84	$86	$92	$100	$103	$108	$113	$113	$114	$117	3%	8%	$86	$108	$117	8%
Global Wealth Management	230	228	236	245	248	260	273	289	293	304	317	329	4%	14%	245	289	329	14%
Total	$313	$310	$319	$331	$340	$360	$376	$397	$406	$417	$430	$446	4%	12%	$331	$397	$446	12%

Average deposits by Reporting Unit (in billions)
U.S. Personal Banking	$79	$81	$82	$83	$88	$95	$100	$104	$108	$113	$114	$114	-	10%	$82	$97	$112	15%
Global Wealth Management	226	227	231	241	244	253	267	281	289	297	310	323	4%	15%	231	261	305	17%
Total	$305	$308	$313	$324	$332	$348	$367	$385	$397	$410	$424	$437	3%	14%	$313	$358	$417	16%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

LEGACY FRANCHISES(1)

(In millions of dollars, except as otherwise noted)

													4Q21 Increase/		Full	Full	Full	FY 2021 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	Year	FY 2020 Increase/
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20	2019	2020	2021	(Decrease)
Net interest income	$1,958	$1,974	$1,967	$1,995	$1,887	$1,725	$1,667	$1,694	$1,563	$1,621	$1,532	$1,534	-	(9%)	$7,894	$6,973	$6,250	(10%)
Non-interest revenue(2)	814	856	800	882	531	635	670	645	680	658	4	659	NM	2%	3,352	2,481	2,001	(19%)
Total revenues, net of interest expense	2,772	2,830	2,767	2,877	2,418	2,360	2,337	2,339	2,243	2,279	1,536	2,193	43%	(6%)	11,246	9,454	8,251	(13%)
Total operating expenses(3)	1,821	1,816	1,849	1,877	1,730	1,581	1,696	1,883	1,752	1,788	1,748	2,971	70%	58%	7,363	6,890	8,259	20%
Net credit losses on loans	434	432	434	389	409	366	373	357	583	390	289	216	(25%)	(39%)	1,689	1,505	1,478	(2%)
Credit reserve build / (release) for loans	(50)	3	(23)	2	642	796	202	(524)	(582)	(594)	(327)	(118)	64%	77%	(68)	1,116	(1,621)	NM
Provision for credit losses on unfunded lending commitments	(1)	(5)	(1)	-	8	12	10	-	(9)	(8)	7	(9)	NM	NM	(7)	30	(19)	NM
Provisions for benefits and claims, HTM debt securities and other assets	6	13	13	23	14	20	47	7	52	8	17	23	35%	NM	55	88	100	14%
Provisions for credit losses and for benefits and claims (PBC)	389	443	423	414	1,073	1,194	632	(160)	44	(204)	(14)	112	NM	NM	1,669	2,739	(62)	NM
Income from continuing operations before taxes	562	571	495	586	(385)	(415)	9	616	447	695	(198)	(890)	NM	NM	2,214	(175)	54	NM
Income taxes (benefits)	152	154	153	175	(100)	(124)	(31)	222	127	203	3	(270)	NM	NM	634	(33)	63	NM
Income from continuing operations	410	417	342	411	(285)	(291)	40	394	320	492	(201)	(620)	NM	NM	1,580	(142)	(9)	94%
Noncontrolling interests	5	1	15	7	(2)	(3)	-	(1)	(3)	(2)	(1)	(4)	NM	NM	28	(6)	(10)	(67%)
Net income	$405	$416	$327	$404	$(283)	$(288)	$40	$395	$323	$494	$(200)	$(616)	NM	NM	$1,552	$(136)	$1	101%
EOP assets (in billions)	$131	$134	$132	$136	$122	$123	$124	$131	$129	$131	$124	$125	1%	(5%)	$136	$131	$125	(5%)
Average assets (in billions)	133	133	133	135	133	124	125	129	129	128	126	123	(2%)	(5%)	134	128	127	(1%)
Return on average assets	1.23%	1.25%	0.98%	1.19%	(0.86%)	(0.93%)	0.13%	1.22%	1.02%	1.55%	(0.63%)	(1.99%)			1.16%	(0.11%)	0.00%
Efficiency ratio	66%	64%	67%	65%	72%	67%	73%	81%	78%	78%	114%	135%			65%	73%	100%

Revenue by Reporting Unit and component
Asia Consumer	$1,192	$1,244	$1,237	$1,242	$1,146	$1,029	$1,090	$1,046	$1,075	$1,052	$330	$948	NM	(9%)	$4,915	$4,311	$3,405	(21%)
Mexico Consumer/SBMM	1,407	1,459	1,416	1,526	1,324	1,163	1,161	1,237	1,137	1,184	1,162	1,168	1%	(6%)	5,808	4,885	4,651	(5%)
Legacy Holdings Assets	173	127	114	109	(52)	168	86	56	31	43	44	77	75%	38%	523	258	195	(24%)
Total	$2,772	$2,830	$2,767	$2,877	$2,418	$2,360	$2,337	$2,339	$2,243	$2,279	$1,536	$2,193	43%	(6%)	$11,246	$9,454	$8,251	(13%)

(1)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit (Asia Consumer), the consumer, small business & middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(2)	See footnote 2 on page 1.
(3)	See footnote 3 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

													4Q21 Increase/		Full	Full	Full	FY 2021 vs.
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	Year	FY 2020 Increase/
	2019	2019	2019	2019	2020	2020	2020	2020	2021	2021	2021	2021	3Q21	4Q20	2019	2020	2021	(Decrease)

Net interest income	$570	$416	$383	$244	$291	$(87)	$(268)	$(234)	$45	$112	$247	$195	(21%)	NM	$1,613	$(298)	$599	NM
Non-interest revenue	(273)	28	(61)	191	(165)	213	(35)	99	(1)	115	(179)	(64)	64%	NM	(115)	112	(129)	NM
Total revenues, net of interest expense	297	444	322	435	126	126	(303)	(135)	44	227	68	131	93%	NM	1,498	(186)	470	NM
Total operating expenses	297	242	189	386	217	259	720	353	307	307	442	319	(28%)	(10%)	1,114	1,549	1,375	(11%)
Provisions for HTM debt securities and other assets	-	-	-	-	-	-	1	1	(3)	2	(1)	-	100%	(100%)	-	2	(2)	NM
Income (loss) from continuing operations before taxes	-	202	133	49	(91)	(133)	(1,024)	(489)	(260)	(82)	(373)	(188)	50%	62%	384	(1,737)	(903)	48%
Income taxes (benefits)	(48)	67	(220)	(593)	(88)	(127)	(341)	(297)	(67)	(545)	(232)	(44)	81%	85%	(794)	(853)	(888)	(4%)
Income (loss) from continuing operations	48	135	353	642	(3)	(6)	(683)	(192)	(193)	463	(141)	(144)	(2%)	25%	1,178	(884)	(15)	98%
Income (loss) from discontinued operations, net of taxes	(2)	17	(15)	(4)	(18)	(1)	(7)	6	(2)	10	(1)	-	100%	(100%)	(4)	(20)	7	NM
Noncontrolling interests	9	(1)	(8)	(2)	(3)	(2)	-	1	(1)	-	1	-	(100%)	(100%)	(2)	(4)	-	100%
Net income (loss)	$37	$153	$346	$640	$(18)	$(5)	$(690)	$(187)	$(194)	$473	$(143)	$(144)	(1%)	23%	$1,176	$(900)	$(8)	99%
EOP assets (in billions)	$87	$79	$78	$81	$79	$79	$82	$84	$88	$91	$91	$89	(2%)	6%	$81	$84	$89	6%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury and discontinued operations.

NM Not meaningful.

Reclassified to conform to the current period's presentation.